NORTH AMERICAN FUNDS VARIABLE
PRODUCT SERIES I
                                              2929 ALLEN PARKWAY
                                              HOUSTON, TEXAS 77019
                                              OCTOBER 1, 2000 AS REVISED MAY 1,
2001
PROSPECTUS

North American Funds Variable Product Series I (the "Series Company," known as American General Series Portfolio Company prior to October 1, 2000) is a mutual fund made up of 21 separate Funds (the "Funds").

This prospectus describes two Funds:

-  NORTH AMERICAN -- AG1 MONEY MARKET FUND ("MONEY MARKET")

   This Fund seeks income through investments in short-term money market securities.

-  NORTH AMERICAN -- PUTNAM OPPORTUNITIES FUND ("PUTNAM OPPORTUNITIES")
   This Fund seeks capital appreciation through investments in common stocks.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

The SEC maintains an internet website at http://www.sec.gov that contains the Statement of Additional Information ("SAI"), material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

                               TABLE OF CONTENTS

                                                   PAGE
                                                   ----
COVER PAGE
WELCOME TO AMERICAN GENERAL....................      1
ABOUT THE FUNDS................................      2
     Growth and Stability Categories...........      2
FUND FACT SHEETS...............................      3
     North American -- AG 1 Money Market
       Fund....................................      3
     North American -- Putnam Opportunities
       Fund....................................      5
MORE ABOUT PORTFOLIO INVESTMENTS...............      6
     Equity Securities.........................      6
     Fixed Income Securities...................      6
     Asset-Backed Securities...................      7
     Loan Participations.......................      7
     Mortgage-Related Securities...............      7
     Variable Rate Demand Notes................      8
     Foreign Securities........................      8
     ADRs......................................      8
     Foreign Currency..........................      8
     Illiquid Securities.......................      8
     Futures and Options.......................      8
     When-Issued Securities....................      9

                                                   PAGE
                                                   ----
     Money Market Securities...................      9
     Repurchase Agreements.....................      9
     Reverse Repurchase Agreements
       and Borrowings..........................      9
     Lending Portfolio Securities..............      9
     Diversification...........................      9
     A Word About Risk.........................     10
     About Portfolio Turnover..................     11
ABOUT THE SERIES COMPANY'S MANAGEMENT..........     12
     Investment Adviser........................     12
     Investment Sub-advisers...................     12
     How American General Advisers is Paid For
       Its Services............................     13
ABOUT THE SERIES COMPANY.......................     14
     Series Company Shares.....................     14
     Net Asset Value of the Series Company
       Shares..................................     14
     Dividends and Capital Gains...............     15
     Tax Consequences..........................     15
     Redemptions...............................     15
FINANCIAL HIGHLIGHTS...........................     16

                                      (i)

WELCOME TO AMERICAN GENERAL
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American General Corporation, with assets of approximately $121 billion and shareholders' equity of $7.9 billion as of June 30, 2000, is the parent company of one of the nation's largest diversified financial services organizations. American General's operating divisions deliver a wide range of retirement services, life insurance, and consumer finance products and services to diverse markets through focused distribution channels. American General, headquartered in Houston, was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

The address of American General Corporation and its subsidiaries, including The Variable Annuity Life Insurance Company ("VALIC") and American General Investment Management, L.P. ("AGIM"), is 2929 Allen Parkway, Houston, Texas 77019. American General Advisers, the investment adviser, is a division of VALIC.

Unless otherwise specified in this prospectus, the words "we" and "our" mean American General Advisers. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. Most often employers set up annuity contracts so they can offer their employees a way to save for retirement or assist them in estate planning. Retirement plans through employers may be entitled to tax benefits that individual retirement plans may not be entitled to. These tax benefits are more fully explained in your contract prospectus.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

All inquiries regarding annuity contracts issued by American General Annuity Insurance Company should be directed to the Annuity Service Center, 205 E. 10th Avenue, P.O. Box 871, Amarillo, Texas 79105-0871, or call 1-800-424-4990.
American General Annuity Insurance Company is a member of the American General Corporation group of companies.

The Contracts may be sold by banks. An investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

On March 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and American General Distributors, Inc. respectively the investment adviser and underwriter to North American Funds Variable Product Series I, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by American General Corporation and Prudential plc shareholders, regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

ABOUT THE FUNDS
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GROWTH AND STABILITY CATEGORIES

The Funds offered in this prospectus fall into two general investment categories: growth and stability.

Growth Category

PUTNAM OPPORTUNITIES

The goal of a Fund in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

Stability Category

MONEY MARKET

Funds in the stability category provide liquidity, protection of capital and current income through investments in high quality securities.

Investment Objectives

The investment objective for each of the Funds in this prospectus is non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
-------------------------------------------------
Investment Goal     INCOME THROUGH
                    INVESTMENTS IN SHORT-
                    TERM MONEY MARKET
                    SECURITIES
-------------------------------------------------
Investment Category STABILITY

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INVESTMENT ADVISER
American General Advisers

INVESTMENT OBJECTIVE
Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities*
---------------
* Limited to 10% of the Fund's net assets.

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

Additional information
about THE FUND'S
INVESTMENTS is provided
under "More about
Portfolio Investments".

MONEY MARKET
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PERFORMANCE INFORMATION
-------------------------------------------------

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30-day Certificate of Deposit Primary Offering Rate by New York City Banks ("30-day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  [BAR CHART]
------------
For the year-to-date through June 30, 2000, the Fund's return was 2.81%.

The highest quarterly return for the Fund from January 1, 1990 to December 31, 1999, was 1.93% (for the quarter ended June 30, 1990) and the lowest quarterly return was 0.66% (for the quarter ended March 31, 1993).

This table compares the Fund's average annual returns to the returns of the 30-day CD Rate for the one-, five- and ten-calendar year periods.
-------------------------------------------------

                       1 YEAR   5 YEARS   10 YEARS
                       ------   -------   --------
The Fund               4.75%     5.13%     4.87%
30-Day CD              4.46%     4.68%     4.61%

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PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
PUTNAM OPPORTUNITIES
FUND
Fact Sheet
-------------------------------------------------
Investment Goal     CAPITAL APPRECIATION
-------------------------------------------------
Investment Category GROWTH

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INVESTMENT ADVISER
American General Advisers

INVESTMENT SUB-ADVISER
Putnam Investment Management, Inc.

INVESTMENT OBJECTIVE
The North American -- Putnam Opportunities Fund (the "Fund") seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
Putnam Investment Management, Inc. is the sub-adviser (manager) for this Fund. The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the manager believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the manager believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The manager considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

Temporary Defensive Investment Strategy: From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Stock Market Risk: The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

Financial Market Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

Investing in Fewer Issuers: The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

Foreign Investments: Foreign investments involve special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

PERFORMANCE INFORMATION
Performance information is not shown since this fund has been in existence only a few months.

MORE ABOUT PORTFOLIO INVESTMENTS
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EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Putnam Opportunities may invest in common, preferred, and convertible preferred stock in accordance with its investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts ("ADRs", "EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to

ISSUED means the
Company (ISSUER) sold it
originally to the public.

For more information about
BONDS AND RATINGS OF
BONDS, see the Statement
of Additional Information.

--------------------------------------------------------------------------------

accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds in this prospectus may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

For more information about
ASSET-BACKED SECURITIES
see the Statement of
Additional Information.

For more information about
LOAN PARTICIPATIONS see
the Statement of Additional
Information.

For more information about
MORTGAGE-RELATED SECURITIES,
see the Statement of
Additional Information.

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Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

VARIABLE RATE DEMAND NOTES

All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

FOREIGN SECURITIES

All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ADRS

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

FOREIGN CURRENCY

Putnam Opportunities may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Putnam Opportunities may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

ILLIQUID SECURITIES

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by American General Advisers or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, American General Advisers or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If American General Advisers or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

FUTURES AND OPTIONS

Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

For more information about
ILLIQUID SECURITIES see the
Statement of Additional
Information.

For more information about
FOREIGN SECURITIES, see the
Statement of Additional
information.

For more information on
FUTURES AND OPTIONS,
see the Statement of
Additional information.

For more information about
FOREIGN CURRENCY
EXCHANGE TRANSACTIONS,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

Putnam Opportunities may also buy futures and options.

WHEN-ISSUED SECURITIES

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

Putnam Opportunities may buy when-issued securities in accordance with its investment strategy.

MONEY MARKET SECURITIES

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or Standard & Poor's or another nationally recognized rating service or if unrated, deemed high quality by American General Advisers.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-   Commercial paper sold by corporations and finance companies.

-   Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS AND BORROWINGS

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

LENDING PORTFOLIO SECURITIES

Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its Custodian, as monitored by American General Advisers and authorized by the Board of Directors.

DIVERSIFICATION

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ("the 1940 Act").

For more information about
WHEN-ISSUED SECURITIES,
see the Statement of
Additional Information.

For more information about
REVERSE REPURCHASE AGREEMENTS,
DOLLAR ROLLS AND BORROWINGS, see
the Statement of Additional
Information.

For more information about
MONEY MARKET SECURITIES
OF FOREIGN ISSUERS the
Funds may purchase, see
the Statement of Additional
Information.

For more information about
LENDING PORTFOLIO
SECURITIES, see the
Statement of Additional
Information.

For more information about
REPURCHASE AGREEMENTS, see the
Statement of Additional
Information.

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A WORD ABOUT RISK

As described in the fact sheet for each Fund, participation in a Fund involves risk -- even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments to the Funds.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Credit Risk

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help American General Advisers and the Funds' sub-advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a Fund depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

Interest Rate Risk

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Fund. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Fund sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Fund bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the Fund wants to sell the bond paying an interest rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because they can buy new bonds paying an interest rate of 7%.

Prepayment Risk

Many types of fixed income securities, including mortgage backed and asset backed securities, are subject to prepayment risk. Prepayment risk is the risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring a Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through to the Fund. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

    Political Risk -- the risk that a change in a foreign government will occur and that the assets of a company in which the Fund has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

    Currency Risk -- the risk that a foreign currency will decline in value. As long as a Fund holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Fund.

    Sovereign Risk -- the risk that a foreign government will interfere with currency trading or transferring money out of the country.

    Liquidity Risk -- foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

    Limited Information Risk -- the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about operations may exist.

For more information about
INVESTMENT LIMITATIONS,
see the Statement of
Additional Information.

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    Developing Country Risk -- the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries. Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

ABOUT PORTFOLIO TURNOVER

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses.

A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate increases a Fund's transaction costs and expenses.

ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER

American General Advisers is a division of VALIC, a stock life insurance company, which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. American General Advisers is a registered investment adviser with the SEC and had over $48.8 billion in assets under management as of June 30, 2000. Several of the principal officers, directors and portfolio managers of American General Advisers hold similar positions with AGIM.

As Investment Adviser, American General Advisers oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. American General Advisers employs Investment Sub-Advisers who make investment decisions for Putnam Opportunities.

The investment advisory agreement between American General Advisers and the Series Company provides for the Series Company to pay all expenses not specifically assumed by the Adviser. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Teresa Moro has been Money Market's Portfolio Manager and Vice President and Investment Officer for the Series Company since 1991.

American General Advisers serves as investment adviser through an Investment Advisory Agreement it enters into with each Fund. These agreements are renewed each year, by the Series Company Board of Directors.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

INVESTMENT SUB-ADVISERS

For Putnam Opportunities, American General Advisers works with an Investment sub-adviser, a financial service company that specializes in a certain type of investing. However, American General Advisers still retains ultimate responsibility for managing the Fund. The sub-adviser's role is to make investment decisions for the Fund according to its investment objectives and restrictions.

A financial services company acts as an Investment Sub-adviser through an agreement entered into with VALIC. For more information on these agreements and on these Sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM") is the sub-adviser for the North American -- Putnam Opportunities Fund. Putnam has managed mutual funds since 1937, and is located at One Post Office Square, Boston, Massachusetts, 02109. As of May 31, 2000, Putnam has over $381 billion in assets under management.

Day-to-day decisions and management of the Fund's portfolio are made by C. Beth Cotner, Managing Director, Jeffrey R Lindsey and David J. Santos, both Senior Vice Presidents. Ms. Cotner has been Managing Director of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. Santos joined Putnam in 1986, and became part of the Putnam Growth Opportunities team in 1999.

PRIOR PERFORMANCE OF THE PUTNAM GROWTH OPPORTUNITIES FUND (as excerpted from the Putnam Growth Opportunities Fund prospectus)

Because the North American -- Putnam Opportunities Fund is a new offering, it has no investment performance record. The Fund's investment objective, policies, and strategies are substantially similar to those employed by Putnam for the Putnam Growth Opportunities Fund.

The historical performance information shown below is for a similar mutual fund, Class A of the retail Putnam Growth Opportunities Fund, and not that of the new North American -- Putnam Opportunities Fund. The North American -- Putnam Opportunities Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail Putnam Growth Opportunities Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail Putnam Growth Opportunities Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

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Investments made by the new North American -- Putnam Opportunities Fund may not be the same as those made by the retail Putnam Growth Opportunities Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the North American-Putnam Opportunities Fund and the Putnam Growth Opportunities Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the new Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the new North
American -- Putnam Opportunities Fund.

                                  [BAR CHART]

  FUND INCEPTION OCTOBER 2, 1995

  Best quarter         Quarter ended
                         December 31, 1998    30.68%
  Worst quarter        Quarter ended
                         September 30, 1998  -10.50%

The table below compares the performance of the Putnam Growth Opportunities Fund to that of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to either index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                   LIFE OF FUND
                        ONE YEAR    (10/2/95)
                        --------   ------------
Putnam Growth
  Opportunities Fund
  Class A                51.37%       38.23%
S&P 500 Index            21.04%       28.56%
Russell 1000 Growth
  Index                  33.16%       30.51%

HOW AMERICAN GENERAL ADVISERS IS PAID FOR ITS SERVICES

Each Fund pays American General Advisers a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays:

                            ADVISORY FEE PAID
                            (AS A % OF AVERAGE
       FUND NAME            DAILY NET ASSETS)
       ---------         ------------------------
Money Market Fund                 0.50%
Putnam Opportunities              0.95%

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows:

If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If American General Advisers decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, American General Advisers has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

ABOUT THE SERIES COMPANY
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SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify which Funds you want the separate account to invest your money in. The separate account, in turn, buys the shares of the Funds according to your instructions. See your Contract prospectus for more information on the separate account associated with your contract.

When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund. For more information on how to participate, see your contract prospectus.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

NET ASSET VALUE OF THE SERIES
COMPANY SHARES

How Net Asset Value is Calculated

Here is how the Series Company calculates the net asset value of each Fund's shares:

Step 1:

   Total value of the

   Fund's assets*
   (including money owed
   to the fund but not yet      The Fund's
   collected)               =   Total
-- The Fund's liabilities       Net Asset Value
   (including money owed
   by the Fund but not yet
   paid)
Step 2:
   The Fund's total net
   asset value (from
   Step 1)                      NET ASSET VALUE
/ The total number of the   =   PER SHARE
  Fund's shares that are
  outstanding.

* The Series Company uses the fair market value of Fund's investments to calculate the Fund's total value. However, it uses the amortized cost method to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments.

When Net Asset Value is Calculated

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm Eastern Time each day the New York Stock Exchange is open. (The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.)

Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares.

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DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and Putnam Opportunities pays dividends once a month.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES

As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

REDEMPTIONS

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Annual Report, which is available upon request, and which is incorporated into this document by this reference.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized. No financial highlights are shown for Putnam Opportunities since it is a new fund.

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                           FISCAL YEAR ENDED MAY 31,
                                                              ---------------------------------------------------
                                                                2000       1999       1998       1997      1996
                                                              --------   --------   --------   --------   -------
NET ASSET VALUE
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00      $1.00      $1.00      $1.00     $1.00
                                                              --------   --------   --------   --------   -------
INVESTMENT OPERATIONS
  Net investment income                                           0.05       0.05       0.05       0.05      0.05
                                                              --------   --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (0.05)     (0.05)     (0.05)     (0.05)    (0.05)
                                                              --------   --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD                                   $1.00      $1.00      $1.00      $1.00     $1.00
                                                              ========   ========   ========   ========   =======
TOTAL RETURN                                                     5.21%      4.84%      5.25%      5.02%     5.26%
                                                              ========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.56%      0.57%      0.54%      0.57%     0.57%
  Net investment income to average net assets                    5.13%      4.66%      5.14%      4.95%     5.14%
  Net assets at end of year (000's)                           $484,934   $347,394   $190,975   $128,125   $83,618

INTERESTED IN LEARNING MORE?
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The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

American General Advisers can provide you with a free copy of these materials or other information about the Series Company. You may reach American General Advisers by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    To view information online: Access the SEC's web site at http://www.sec.gov.

    To review a paper filing or to request that documents be mailed to you, contact:

                           SEC Public Reference Room
                          Washington, D.C. 20549-6009
                                 1-800-SEC-0330

        A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.              VA 9017-OMM VER 5/01